UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2009 (October 28, 2009)

Behringer Harvard Short-Term Opportunity
Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 below is hereby incorporated by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 4, 2005, Behringer Harvard Mockingbird Commons LLC (“Borrower”), an entity in which Behringer Harvard Short-Term Opportunity Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our,” or “us”) has a 70% direct and indirect ownership interest, entered into a promissory note payable to Credit Union Liquidity Services, LLC, f/k/a Texans Commercial Capital, LLC (“Lender”), an unaffiliated third party, whereby the Borrower was permitted to borrow up to $34 million (“Mockingbird Loan Agreement”).  Proceeds from the loan were used to construct luxury high-rise condominiums.  The maturity date of the Mockingbird Loan Agreement, which was set to be October 1, 2008, was subsequently extended to October 1, 2009.  As we previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2009, the outstanding principal balance due under the Mockingbird Loan Agreement was not paid on October 1, 2009 as at that time we were in discussions with the Lender regarding a modification of the Mockingbird Loan Agreement.  We remained current on interest payments under the Mockingbird Loan Agreement.

Our discussions with the Lender resulted in the Third Amendment to Note and Construction Agreement (the “Amended Mockingbird Loan Agreement”) entered into on October 29, 2009, effective October 1, 2009.  The Amended Mockingbird Loan Agreement, among other things, extends the maturity date of the loan from October 1, 2009 to October 1, 2011 and permits leasing of the residential condominium units pending their ultimate sale.  In addition, the Amended Mockingbird Loan Agreement required a principal payment of $200,000, which was paid at closing from proceeds provided by borrowings from an existing loan agreement between the Registrant and its sponsor, and an additional principal payment of at least $3 million on or before September 30, 2010.  Payments of interest only are due monthly with the unpaid principal balance and all accrued but unpaid interest due on October 1, 2011.  The Borrower was also required to deposit $300,000 into a deposit account for the benefit of the Lender at closing and shall deposit an additional $300,000 on a quarterly basis for the next three quarters.  These amounts are pledged as additional collateral for the loan.  The outstanding balance under the Amended Mockingbird Loan Agreement was $25.2 million at October 1, 2009.  Amounts outstanding under the Amended Mockingbird Loan Agreement bear interest at the Prime Rate plus one percent (1.0%).

The Registrant has guaranteed payment of the obligation under the Amended Mockingbird Loan Agreement in the event that, among other things, the Borrower becomes insolvent or enters into bankruptcy proceedings (“First Amendment to Guaranty Agreement”). The First Amendment to Guaranty Agreement establishes a new net worth covenant for the Registrant.  In addition, as referenced below, the Registrant, who is also guarantor of the Amended Cassidy Ridge Loan Agreement, has assigned a second lien position on the Cassidy Ridge Property to the Lender in the amount of $12.6 million as additional security to the Amended Mockingbird Loan Agreement.  The Third Amendment to Note and Construction Loan Agreement and the First Amendment to Guaranty Agreement have been filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

Additionally, on October 28, 2009, Behringer Harvard Mountain Village, LLC (“Cassidy Ridge Borrower”), a wholly-owned subsidiary of the Registrant, entered into the Second Modification Agreement (“Amended Cassidy Ridge Loan Agreement”) with Credit Union Liquidity Services, LLC (“Cassidy Ridge Lender”), an unaffiliated third party, effective October 1, 2009.  The modification has been entered into to permit the second lien position described above as additional security for the Amended Mockingbird Loan Agreement.  On September 25, 2008, the Cassidy Ridge Borrower entered into a promissory note payable to the Cassidy Ridge Lender, pursuant to which it was permitted to borrow a total principal amount of $27.65 million.  As of September 30, 2009, total borrowings under the Amended Cassidy Ridge Loan Agreement were approximately $8.8 million.  Proceeds from the loan are being used to construct 23 luxury condominiums on a 1.56 acre site in Telluride Colorado (“Cassidy Ridge”).  The maturity date of the Amended Cassidy Ridge Loan Agreement remains October 1, 2011 and the interest rate continues to be equal to the greater of the Prime Rate plus one and one-half percent (1.50%) or a fixed rate of 6.5%, with interest being calculated on the unpaid principal.  Monthly payments of unpaid accrued interest are required through September 1, 2011 with a final payment of the outstanding principal and unpaid accrued interest due on the maturity date.

The Registrant has guaranteed payment of the obligation under the Amended Cassidy Ridge Loan Agreement in the event that, among other things, the Cassidy Ridge Borrower becomes insolvent or enters into bankruptcy proceedings (“Second Amendment to Guaranty Agreement”).  In addition, the Second Amendment to Guaranty Agreement waives all prior failure to comply with certain covenants and establishes new covenants for the Registrant who has guaranteed payment of the obligation.  Specifically, the Second Amendment to Guaranty Agreement removes a liquidity covenant on the part of the Registrant and adds a net worth covenant.  The Amended Cassidy Ridge Loan Agreement is secured by a deed of trust and the second lien position is secured by the Second Amendment to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental by the Cassidy Ridge Borrower to the Cassidy Ridge Lender.  The Second Modification Agreement, Second Amendment to Guaranty Agreement and Second Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental have been filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Short-Term Opportunity Fund I LP

	By:	Behringer Harvard Advisors II LP,
Co-General Partner

Dated: November 3, 2009		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1	Third Amendment to Note and Construction Loan Agreement by and between Behringer Harvard Mockingbird Commons LLC and Credit Union Liquidity Services, LLC.

10.2	First Amendment to Guaranty Agreement by and between Behringer Harvard Short-Term Opportunity Fund I LP and Credit Union Liquidity Services, LLC.

10.3	Second Modification Agreement by and between Behringer Harvard Mountain Village, LLC and Credit Union Liquidity Services, LLC.

10.4	Second Amendment to Guaranty Agreement by and between Behringer Harvard Short-Term Opportunity Fund I LP and Credit Union Liquidity Services, LLC.

10.5	Second Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental by Behringer Harvard Mockingbird Commons LLC, as grantor, to Credit Union Liquidity Services, LLC.